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Fulton Financial
Corporation
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February 1, 2010

Corporate Presentation
Data as of December 31, 2009

■ The following presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, business, strategies, products and services. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the
 Corporation’s current views and expectations based largely on information currently available to its management, and on its current expectations, assumptions, plan, estimates, judgments, and projections about its business and its industry, and they involve inherent risks, contingencies, uncertainties and other factors.
 Although the Corporation believes that these forward-looking statements are based on reasonable estimates and assumptions, the Corporation is unable to provide any assurance that its expectations will, in fact, occur or that its estimates or assumptions will be correct and actual results could differ materially from those expressed or implied by such forward-looking statements and such statements are not guarantees of future performance. The Corporation undertakes no obligation to update or revise any forward-looking statements.
 Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.
■ Many factors could affect future financial results including, without limitation, acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgage and other asset-backed securities and for commercial paper and other short-term borrowings; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains;
 declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth; asset quality and the impact on assets from adverse changes in the economy and in credit and other markets and resulting effects on credit risk and asset values; balances of risk-sensitive assets to risk-
 sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets;
 goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.

■ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
 Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statement

Presentation Outline
 ◆Corporate Overview
 ◆Franchise and Markets
 ◆Customer Experience / Satisfaction
 ◆Capital
 ◆Credit
 ◆Fourth Quarter Performance
 ◆Summary

Fulton Financial Profile
■ Mid-Atlantic regional financial holding company
■ A family of 8 community banks in 5 states
■ Fulton Financial Advisors
■ Fulton Mortgage Company
■ 270 community banking offices
■ Asset size: $ 16.6 billion
■ 3950 Team Members
■ Market capitalization: $ 1.6 billion
■ Book value per common share: $ 8.86
■ Tangible book value per common share: $ 5.73
■ Shares outstanding: 176 million

A Valuable Geographic Franchise

FDIC Market Share 6/30/09
■ Market share increased in 36 out of 53
 counties served across our five-state
 footprint
■ Market share increased in 27 of the 31
 counties served in Pennsylvania,
 Maryland and Delaware.

*Source: SNL, Median HH Income, 2009 data
Serving PA’s Strongest Markets*

FFC Affiliates in Affluent Markets*
*Source: SNL Financial, 2009

Unemployment Rates*
*FFC Averages are an average of the unemployment
rates of the counties in which FFC has branches.
*Source: SNL & US Department of Labor, Not Seasonally Adjusted
** County Data is as of November 2009
***State Data is as of December 2009

US Home Price Index*
*Source: Freddie Mac, Q3 2009 Data

Our Brand
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING
LISTENING IS JUST THE BEGINNING.

Superior Customer Experience
Care, Listen, Understand, Deliver

Customer Satisfaction Metrics
Attribute	Q1/2009	Q3/2009
Employees are friendly and helpful	9.6	9.6
Bank seems easy to work with	9.5	9.5
Safety and security of a local bank	9.3	9.3
Wait times are brief	9.3	9.3
Wide range of products and services	9.1	9.1
Listens to my needs	9.1	9.1
Convenient branches and ATMs	8.8	9.0
Resolves problems quickly	9.1	9.0
Competitive interest rates	8.8	8.5
Offers ability to conduct transactions on Internet	8.4	8.4
Fees are generally low	8.3	8.3
Bank is involved in the community	8.4	8.2

Capital    12/31/09 (Estimates)
	With CPP	Without CPP
GAAP Capital	$1.94 billion	$1.57 billion
Total Risk-Based Capital	$1.90 billion	$1.52 billion
Ratios:
	With CPP	Without CPP
Total Risk-Based Capital	14.50%	11.60%
Tier 1 Risk-Based Capital	11.70%	8.90%
Leverage Capital	9.70%	7.30%
Tangible Common Equity	6.30%	6.30%
Tangible Common Equity to Risk-Weighted Assets	7.76%	7.76%

Loan Distribution by State (Fourth Quarter)

Residential Mortgage and HE Loans

Commercial Loans by Industry

Commercial Loans by State

Construction Loans (December 31, 2009)

Construction Loans by Type

CRE Loans by State (December 31, 2009)

Loan Delinquency (Key Sectors)
Category	Total (%) 12/31/08	90-Days 12/31/08	Total (%) 12/31/09	90-Days 12/31/09
Commercial Loans	1.65	1.08	2.51	1.88
Consumer Direct	1.20	.45	1.72	.66
Commercial Mortgage	1.78	1.03	2.33	1.42
Residential Mortgage	6.45	2.70	8.43	4.66
Construction	8.21	6.15	10.13	9.43
Total Portfolio	2.72	1.62	3.42	2.34

Shared National Credits

Net Charge-offs (Q4 2009)

Net Charge-offs (YTD December 2009)

Non-performing Loans* (December 31, 2009)

■ 54 relationships with commitments to lend
 of $20 million or more
■ Maximum individual commitment- $33 million
■ Maximum commitment land development-
 $25 million
■ Maximum commitment any one development
 project- $15 million
■ Average commercial lending relationship size is
 $465,200
■ Loans and corresponding relationships are
 within Fulton’s geographic market area
Summary of Larger Loans

Overview of Fourth Quarter - 2009
■ Continued core deposit growth
■ Strong funding and liquidity positions
■ Good NIM expansion
■ Stabilization of credit quality metrics
■ No increase to provision linked quarter
■ Further decline in construction exposure
■ Net charge-offs up slightly
■ Strong mortgage sale gains
■ Expenses well controlled

Financial Performance

2009 Financial Results (Q4 vs. Q3 2009)

Income Statement Summary (Q4 vs. Q3 2009)

Pre-Tax Income Summary (Q4 vs. Q3 2009)

2009 Financial Results (YTD December)

Income Statement Summary (YTD December)

Pre-Tax Income Summary (YTD December)

International Bancshares Corporation
Old National Bancorp
South Financial Group, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation
*Fulton’s peer group as of December 31, 2009
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Citizens Republic Bancorp
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First Merit Corporation

Peer Group*

Net Interest Margin

Average Loans (Q4 vs. Q3 2009)

Ending Loans (Q4 vs. Q3 2009)

Average Loans (YTD December)

Average Deposits (Q4 vs. Q3
2009)

Average Deposits (YTD December)

Other Borrowings (YTD December)

Net Interest Margin Trend

6 month cumulative gap - 1.07
Interest Rate Shocks
(12/31/09)
Rate Change NII Change (Annual) % Change

 +300 bp  + $ 58.2 million  + 10.0%
 +200 bp  + $ 37.1 million  + 6.4%
 +100 bp   + $ 12.3 million  + 2.1%
 - 100 bp  - $ 6.1 million  - 1.0%

Other Income (Q4 vs. Q3 2009)

Other Income (YTD December)

Efficiency Ratio

Other Expense (Q4 vs. Q3 2009)

Other Expense (YTD December)

Allowance for Credit Losses

Allowance for Credit Losses (YTD Dec)

Net Charge-Offs To Average Loans

Investment Portfolio   (December 31, 2009)

Status of the Corporation
■ Strong capital position
■ Credit quality metrics stabilized
■ Focus on profitable organic growth
■ Positioned for economic rebound
■ Current loan loss reserve levels
 believed to be adequate
■ Proactive management of problem
 credits
■ Valuable 5-state franchise / strong in-
 state markets
■ Disciplined expense control

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

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